As filed with the Securities and Exchange Commission on January 24, 2025

Registration Statement No. 333-284049

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________________________

Amendment No. 2

to

FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

__________________________________________

ATLANTIC INTERNATIONAL CORP.
(Exact name of Registrant as specified in its Charter)

__________________________________________

Delaware	7363	46-5319744
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

270 Sylvan Avenue, Suite 2230
Englewood Cliffs, New Jersey 07632
(201) 899-4470
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

__________________________________________

N/A
(Former name or former address, if changed since last report)

__________________________________________

Jeffrey Jagid
Chief Executive Officer
270 Sylvan Avenue, Suite 2230
Englewood Cliffs, New Jersey 07632
(201) 899-4470
(Name, address, including zip code, and telephone number, including area code, of agent for service)

__________________________________________

Copies to:

Elliot H. Lutzker, Esq. Federica Pantana, Esq. Davidoff Hutcher & Citron LLP 605 Third Avenue, 34th Floor New York, NY 10158 Telephone: (646) 428-3210 Fax: (212) 286-1884	Rick A. Werner, Esq. Alla Digilova, Esq. Haynes and Boone, LLP 30 Rockefeller Plaza, 26th Floor New York, New York 10112 Telephone: (212) 659-7300 Fax: (212) 918-8989

__________________________________________

Approximate date of commencement of proposed sale to public: As soon as practicable after this registration statement is declared effective and upon completion of the Merger described in the enclosed proxy statement/prospectus.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective. Registration statement for the same offering.

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging Growth Company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

Atlantic International Corp. is filing this Amendment No. 2 (“Amendment No. 2”) to its registration statement on Form S-4 (File No. 333- 284049) (the “Registration Statement”) as an exhibits-only filing to include the form of proxy card as Exhibit 99.1. Accordingly, this Amendment No. 2 consists only of the facing page, this Explanatory Note, Item 21 of Part II of the Registration Statement, the signature page to the Registration Statement and the filed Exhibit 99.1. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROXY STATEMENT/PROSPECTUS

ITEM 21. EXHIBITS AND FINANCIAL SCHEDULES

(a)    Exhibits:

Exhibit No.	Description
2.1**++

Agreement and Plan of Merger, dated as of November 1, 2024, among Staffing 360 Solutions, Inc, A36 Merger Sub Inc. and Atlantic International Corp (included as Annex A-1 to this proxy statement/prospectus).

2.2**++

First Amendment, dated as of January 7, 2025, to Agreement and Plan of Merger, dated as of November 1, 2024, among Staffing 360 Solutions, Inc, A36 Merger Sub Inc. and Atlantic International Corp (included as Annex A-2 to this proxy statement/prospectus).

2.3+

Agreement and Plan of Merger, dated June 15, 2017, by and between Staffing 360 Solutions, Inc., a Delaware corporation, and Staffing 360 Solutions, Inc., a Nevada corporation (previously filed as Exhibit 2.1 to Staffing 360’s Form 8-K, filed with the SEC on June 15, 2017).

2.4

Asset Purchase Agreement, dated September 15, 2017, by and among Staffing 360 Georgia, LLC, firstPRO Inc., firstPRO Georgia LLC, April F. Nagel and Philip Nagel (previously filed as Exhibit 2.1 to Staffing 360’s Form 8-K, filed with the SEC on September 19, 2017).

2.5+

Stock Purchase Agreement, dated April 18, 2022, by and between Staffing 360 Solutions, Inc. Headway Workforce Solutions, Inc. and Chapel Hill Partners, LP as the Sellers’ Representative (previously filed as Exhibit 2.1 to Staffing 360’s Current Report Form 8-K, filed with the SEC on April 20, 2022).

2.6++

Amendment to the Stock Purchase Agreement, dated May 18, 2022, by and between Staffing 360 Solutions, Inc. Headway Workforce Solutions, Inc. and Chapel Hill Partners, LP as the Sellers’ Representative (previously filed as Exhibit 2.1 to Staffing 360’s Current Report Form 8-K, filed with the SEC on May 19, 2022).

2.7+	Amended and Restated Agreement and Plan of Reorganization (previously filed as Exhibit 2.1 to Atlantic International’s Current Report on Form 8-K, filed with the SEC on June 6, 2024).
2.8+	Amendment No. 1 to Agreement and Plan of Reorganization (previously filed as Exhibit 2.1 to Atlantic International’s Current Report on Form 8-K, filed with the SEC on June 18, 2024).
2.9

Certificate of Merger of Atlantic Merger LLC with and into Lyneer Investments LL (previously filed as Exhibit 2.3 to Atlantic International’s Current Report on Form 8-K, filed with the SEC on June 25, 2024).

2.10

Certificate of Merger of SeqLL Merger LLC with and into Lyneer Investments LL (previously filed as Exhibit 2.4 to Atlantic International’s Current Report on Form 8-K, filed with the SEC on June 25, 2024).

3.1	Amended and Restated Certificate of Incorporation of Staffing 360, effective as of June 15, 2017 (previously filed as Exhibit 3.3 to Staffing 360’s Form 8-K, filed with the SEC on June 15, 2017).
3.2	Amended and Restated Bylaws of Staffing 360, effective as of June 15, 2017 (previously filed as Exhibit 3.4 to Staffing 360’s Form 8-K, filed with the SEC on June 15, 2017).
3.3	Amended and Restated Bylaws of Staffing 360, effective as of October 1, 2021 (previously filed as Exhibit 3.1 to Staffing 360’s Form 8-K, filed with the SEC on September 30, 2021).
3.4

Certificate of Amendment to Amended and Restated Certificate of Incorporation, filed on January 3, 2018 (previously filed as Exhibit 3.1 to Staffing 360’s Form 8-K, filed with the SEC on January 3, 2018).

3.5	Certificate of Designations, Preferences and Rights of Series A Preferred Stock (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on June 4, 2015).
3.6	Certificate of Designations, Preferences and Rights of Series B Preferred Stock (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on December 31, 2015)
3.7	Certificate of Designations, Preferences and Rights of Series C Preferred Stock (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on April 7, 2016).
3.8

Amendment to Certificate of Designation After Issuance of Class or Series increasing the number of authorized Series C Preferred Stock (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on June 22, 2016).

Exhibit No.	Description
3.9	Certificate of Designation of Series E Convertible Preferred Stock (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on November 15, 2018).
3.10

Certificate of Correction to the Certificate of Designation of Series E Convertible Preferred Stock (previously filed as Exhibit 3.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on November 15, 2018).

3.11

Certificate of Amendment to Certificate of Designation of Series E Convertible Preferred Stock, dated February 7, 2019 (previously filed as Exhibit 3.1 to Staffing 360’s current Report on Form 8-K filed with the SEC on February 11, 2019).

3.12

Certificate of Amendment to the Certificate of Designation of Series E Preferred Stock, dated October 23, 2020 (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on October 27, 2020).

3.13	Certificate of Designation for Series F Convertible Preferred Stock (previously filed as Exhibit 3.1 to Staffing 360’s Form 8-K filed with the SEC on April 27, 2021).
3.14	Certificate of Designation of Series G Convertible Preferred Stock, dated May 6, 2021(previously filed as Exhibit 3.1 to Staffing 360’s Form 8-K filed with the SEC on May 12, 2021).
3.15

Certificate of Correction to Certificate of Designation of Series G Convertible Preferred Stock, dated May 11, 2021 (previously filed as Exhibit 3.2 to Staffing 360’s Form 8-K filed with the SEC on May 12, 2021).

3.16

Certificate of Amendment of Amended and Restated Certificate of Incorporation of Staffing 360 as filed on June 30, 2021 with the Secretary of State of the State of Delaware (previously filed as Exhibit 3.1 to Staffing 360’s Form 8-K filed with the SEC on July 1, 2021).

3.17

Certificate of Amendment of Amended and Restated Certificate of Incorporation of Staffing 360 as filed on December 27, 2021 with the Secretary of State of the State of Delaware (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on December 28, 2021).

3.18

Amended and Restated Certificate of Designation of Series H Convertible Preferred Stock, dated May 23, 2022 (previously filed as Exhibit 3.1 to Staffing 360’s Current Report Form 8-K, filed with the SEC on May 24, 2022).

3.19

Certificate of Designation of the Series J Preferred Stock of Staffing 360, dated May 4, 2022 (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on May 4, 2022).

3.20

Certificate of Amendment of Amended and Restated Certificate of Incorporation of Staffing 360 Solutions, Inc. filed on June 23, 2022 with the Secretary of State of the State of Delaware (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on June 23, 2022).

3.21

Certificate of Designation of Series A Junior Participating Preferred Stock of Staffing 360 Solutions Inc. (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on October 2, 2023).

3.22#	Second Amendment to the Staffing 360 Solutions, Inc. 2021 Omnibus Incentive Plan (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on December 28, 2023).
3.23

Certificate of Amendment to Amended and Restated Certificate of Incorporation of Staffing 360 Solutions, Inc., dated June 24, 2024 (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on June 24, 2024).

3.24

Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation (previously filed as Exhibit 3.1 to Atlantic International’s Current Report on Form 8-K filed with the SEC on June 18, 2024).

3.25

Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation of SeqLL Inc. (previously filed as Exhibit 3.1 to Atlantic International’s Current Report on Form 8-K filed with the SEC on August 30, 2023).

3.26	Amended and Restated Certificate of Incorporation in effect (previously filed as Exhibit 3.1 to Atlantic International’s Current Report on Form 8-K filed with the SEC on August 31, 2021).
3.27	Amended and Restated Bylaws, as currently in effect (previously filed as Exhibit 3.2 to Atlantic International’s Registration Statement on Form S-1 filed with the SEC on August 31, 2021).
4.1	Subordinated Secured Note issued to Jackson Investment Group LLC (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 31, 2017)
4.2	Warrant issued to Jackson Investment Group LLC (previously filed as Exhibit 4.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 31, 2017).

Exhibit No.	Description
4.3	April Note, dated April 5, 2017, issued to Jackson Investment Group LLC (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on April 6, 2017).
4.4

10% Subordinated Secured Note, dated August 2, 2017, issued to Jackson Investment Group, LLC (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on August 8, 2017).

4.5

Form of Warrant issued to H.C. Wainwright & Co., LLC’s designees on December 29, 2020 (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on December 28, 2020).

4.6

Form of Warrant issued to H.C. Wainwright & Co., LLC’s designees on December 31, 2020 (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on December 31, 2020).

4.7	Form of Warrant (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on April 27, 2021).
4.8	Form of Placement Agent Warrant (previously filed as Exhibit 4.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on April 27, 2021).
4.9	Form of Warrant (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on July 23, 2021).
4.10	Form of Wainwright Warrant (previously filed as Exhibit 4.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on July 23, 2021).
4.11	Form of Warrant (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on August 6, 2021).
4.12	Form of Wainwright Warrant (previously filed as Exhibit 4.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on August 6, 2021).
4.13	Form of Warrant (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on August 24, 2021).
4.14	Form of Wainwright Warrant (previously filed as Exhibit 4.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on August 24, 2021).
4.15	Form of Pre-Funded Warrant (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on November 3, 2021).
4.16	Form of Warrant (previously filed as Exhibit 4.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on November 3, 2021).
4.17	Form of Wainwright Warrant (previously filed as Exhibit 4.3 to Staffing 360’s Current Report on Form 8-K filed with the SEC on November 3, 2021).
4.18	Form of Pre-Funded Warrant (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on July 7, 2022).
4.19	Form of Warrant (previously filed as Exhibit 4.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on July 7, 2022).
4.20	Form of Wainwright Warrant (previously filed as Exhibit 4.3 to Staffing 360’s Current Report on Form 8-K filed with the SEC on July 7, 2022).
4.21	Form of Pre-Funded Warrant (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on February 10, 2023).
4.22	Form of Common Warrant (previously filed as Exhibit 4.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on February 10, 2023)
4.23	Form of Placement Agent Warrant (previously filed as Exhibit 4.3 to Staffing 360’s Current Report on Form 8-K filed with the SEC on February 10, 2023)
4.24	Form of New Warrant (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on September 5, 2023).
4.25

Rights Agreement, dated as of October 1, 2023, between Staffing 360 Solutions, Inc. and Securities Transfer Corporation, as Rights Agent (previously filed as Exhibit 4.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on October 2, 2023).

4.26

Description of Securities of Atlantic International, is incorporated by reference to registration statement on Form S-1 (No. 333-280653), filed on July 2, 2024, including any amendments or reports filed for the purpose of updating each description.

4.27	Specimen common stock certificate (previously filed as Exhibit 4.1 to Atlantic International’s Registration Statement on Form S-1/A filed with the SEC on May 22, 2019).

Exhibit No.	Description
4.28	Form of outstanding Warrant (previously filed as Exhibit 4.4 to Atlantic International’s Registration Statement on Form S-1 filed with the SEC on April 23, 2019).
4.29	Form of outstanding Common Stock Purchase Warrant (previously filed as Exhibit 4.6 to Atlantic International’s Registration Statement on Form S-1/A filed with the SEC on August 16, 2021).
4.30

Letter dated September 16, 2024 to the shareholders of record as of September 26, 2023 (previously filed as Exhibit 4.1 to Atlantic International’s Current Report on Form 8-K filed with the SEC on September 16, 2024).

5.1**	Legal Opinion of Davidoff Hutcher and Citron LLP.
8.1**	Opinion of Haynes and Boone, LLP regarding certain tax matters
10.1

Form of Deed of Restrictive Covenant by and between Brendan Flood and Staffing 360 (previously filed as Exhibit 10.6 to Staffing 360’s Current Report on Form 8-K filed with the SEC on January 7, 2014).

10.2

Stock Purchase Agreement, by and among Linda Moraski, PeopleSERVE, Inc., PeopleSERVE PRS, Inc. and Staffing 360, dated May 17, 2014 (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on May 20, 2014).

10.3#	2014 Equity Compensation Plan (previously filed as Exhibit 10.35 to Staffing 360’s Annual Report on Form 10-K, filed with the SEC on September 15, 2014).
10.4

Credit and Security Agreement, dated April 8, 2015, by and among PeopleSERVE, Inc. and Monroe Staffing Services, LLC, as borrowers, Staffing 360, as a credit party, MidCap Financial Trust, as agent and lender, and certain other lenders as the case may be (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on April 9, 2015).

10.5

Credit and Security Agreement, dated April 8, 2015, by and among PeopleSERVE PRS, Inc., as borrower, MidCap Financial Trust, as agent and lender, and certain other lenders as the case may be (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on April 9, 2015).

10.6#

Employment Agreement, dated July 8, 2015, by and between Alison Fogel and Lighthouse Placement Services, LLC (previously filed as Exhibit 10.4 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on July 14, 2015).

10.7

Amendment No. 2 to the Credit and Security Agreement, effective August 31, 2015, by and among PeopleSERVE, Inc., Monroe Staffing Services, LLC, Faro Recruitment America, Inc. and Lighthouse Placement Services, LLC as borrowers, Staffing 360, as a credit party, MidCap Financial Trust, as agent and lender, and certain other lenders as the case may be (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on September 4, 2015).

10.8

Amendment No. 1 to the Credit and Security Agreement, effective August 31, 2015, by and among PeopleSERVE PRS, Inc. as borrower, MidCap Financial Trust, as agent and lender, and certain other lenders as the case may be (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on September 4, 2015).

10.9#	2015 Omnibus Incentive Plan (previously filed as Exhibit 4.1 to Staffing 360’s Form S-8, filed with the SEC on October 2, 2015).
10.10#

2016 Omnibus Incentive Plan (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 27, 2017 (through an incorporation by reference from Appendix D to Staffing 360’s Definitive Proxy Statement on Schedule 14A, filed on December 21, 2016).

10.11#

2016 Long Term Incentive Plan (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 27, 2017 (through an incorporation by reference from Appendix E to Staffing 360’s Definitive Proxy Statement on Schedule 14A, filed on December 21, 2016).

10.12

Warrant Agreement, dated January 25, 2017, by and among Staffing 360 and Jackson Investment Group LLC (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 31, 2017).

10.13

Security Agreement, dated January 25, 2017, by and among Staffing 360, Jackson Investment Group LLC and the U.S. Subsidiary Guarantors (previously filed as Exhibit 10.3 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 31, 2017).

10.14

Pledge Agreement, dated January 25, 2017 by and Staffing 360, Jackson Investment Group LLC and the U.S. Subsidiary Guarantors (previously filed as Exhibit 10.4 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 31, 2017).

Exhibit No.	Description
10.15

Subordination Agreement, dated January 25, 2017, by and among Midcap Funding X Trust, Jackson Investment Group LLC, Staffing 360 and the U.S. Subsidiary Guarantors (previously filed as Exhibit 10.5 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 31, 2017).

10.16

Amended Warrant Agreement, dated March 14, 2017, between Staffing 360 and Jackson Investment Group LLC (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on March 20, 2017).

10.17

Amended Purchase Agreement, dated April 5, 2017, by and among Staffing 360, Jackson Investment Group LLC and certain subsidiaries of Staffing 360 (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on April 6, 2017).

10.18

Second Amendment, dated April 5, 2017, by and among Staffing 360 and Jackson Investment Group LLC (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on April 6, 2017).

10.19

Amended Subordination Agreement, dated April 5, 2017, by and among Midcap Funding X Trust, Jackson Investment Group LLC, Staffing 360 and certain subsidiaries of Staffing 360 (previously filed as Exhibit 10.3 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on April 6, 2017).

10.20

Second Amended Purchase Agreement, dated August 2, 2017, by and among Staffing 360, Jackson Investment Group, LLC and certain subsidiaries of Staffing 360 (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on August 8, 2017).

10.21

Second Amended Subordination Agreement, dated August 2, 2017, by and among Midcap Funding X Trust, Jackson Investment Group, LLC, Staffing 360 and certain subsidiaries of Staffing 360 (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on August 8, 2017).

10.22

Intercreditor Agreement, dated September 15, 2017, by and among Staffing 360 Solutions, Inc., certain subsidiaries of Staffing 360 Solutions, Inc., MidCap Funding X Trust and Jackson Investment Group, LLC (previously filed as Exhibit 10.4 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on September 19, 2017).

10.23

Share Purchase Agreement, dated September 15, 2017, by and among Staffing 360 Solutions, Inc., Longbridge Recruitment 360 Limited and the holders of outstanding shares of CBS Butler Holdings Limited (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on September 19, 2017).

10.24

Amendment No.8 to the Credit and Security Agreement, dated September 15, 2017, by and among Staffing 360 Solutions, Inc., certain subsidiaries of Staffing 360 Solutions, Inc. and MidCap Funding X Trust (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on September 19, 2017).

10.25

Agreement for Purchase of Debt, dated February 8, 2018, between CBS Butler Limited and HSBC Invoice Finance (UK) Limited (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on February 13, 2018).

10.26

Agreement for Purchase of Debt, dated February 8, 2018, between The JM Group (IT Recruitment) Limited and HSBC Invoice Finance (UK) Limited (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on February 13, 2018).

10.27

Agreement for Purchase of Debt, dated February 8, 2018, between Longbridge Recruitment 360 Ltd and HSBC Invoice Finance (UK) Limited (previously filed as Exhibit 10.3 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on February 13, 2018).

10.28

Agreement for Purchase of Debt, dated June 28, 2018, between HSBC Invoice Finance (UK) Limited, and Clement May Limited (previously filed as an exhibit to Staffing 360’s Form 8-K filed with the SEC on July 5, 2018).

10.29

Term Loan letter agreement, dated June 26, 2018, between HSBC Bank plc, and Staffing 360 Solutions Limited (previously filed as an exhibit to Staffing 360’s Form 8-K filed with the SEC on July 5, 2018).

10.30

Share Purchase Agreement, dated August 27, 2018, by and among Monroe Staffing Services, LLC, Staffing 360 Solutions, Inc. and Pamela D. Whitaker (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on November 2, 2018).

10.31

Amendment No. 1 to Amended and Restated Warrant Agreement, dated August 27, 2018, between Staffing 360 and Jackson Investment Group, LLC (previously filed as Exhibit 10.2 to Staffing 360’s Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2018).

Exhibit No.	Description
10.32

Amendment No.10 and Joinder Agreement to Credit and Security Agreement and Limited Consent, dated August 27, 2018, by and among Staffing 360, certain subsidiaries of Staffing 360 and MidCap Funding X Trust (previously filed as Exhibit 10.3 to Staffing 360’s Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2018).

10.33

First Omnibus Amendment, Joinder and Reaffirmation Agreement, dated August 27, 2018, by and among Staffing 360, certain subsidiaries of Staffing 360, and Jackson Investment Group, LLC (previously filed as Exhibit 10.4 to Staffing 360’s Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2018).

10.34

12% Senior Secured Note, due September 15, 2020, issued on August 27, 2018, to Jackson Investment Group, LLC (previously filed as Exhibit 10.5 to Staffing 360’s Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2018).

10.35

First Amendment to Intercreditor Agreement, dated August 27, 2018, by and among Jackson Investment Group, LLC, Staffing 360, certain subsidiaries of Staffing 360, and MidCap Funding X Trust. (previously filed as Exhibit 10.6 to Staffing 360’s Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2018).

10.36

Fifth Amended and Restated Revolving Loan Note, by and among certain subsidiaries of Staffing 360 and MidCap Funding X Trust (previously filed as Exhibit 10.7 to Staffing 360’s Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2018).

10.37

Debt Exchange Agreement, dated November 15, 2018, by and between Staffing 360 and Jackson Investment Group LLC (previously filed as Exhibit 10.91 to Staffing 360’s Registration Statement on Form S-1, filed with the SEC on November 16, 2018).

10.38

Second Omnibus Amendment, Joinder and Reaffirmation Agreement, dated November 15, 2018, by and among Staffing 360, certain subsidiaries of Staffing 360, and Jackson Investment Group, LLC (previously filed as Exhibit 10.92 to Staffing 360’s Registration Statement on Form S-1, filed with the SEC on November 16, 2018).

10.39

Amendment No. 2 to Amended and Restated Warrant Agreement, dated November 15, 2018, between Staffing 360 and Jackson Investment Group, LLC (previously filed as Exhibit 10.94 to Staffing 360’s Registration Statement on Form S-1, filed with the SEC on November 16, 2018).

10.40

Form of Securities Purchase Agreement, dated January 22, 2019, by and between Staffing 360 and the Purchaser signatory thereto (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 23, 2019).

10.41

Placement Agency Agreement dated January 22, 2019, between Staffing 360 and ThinkEquity (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 23, 2019).

10.42#	Employment Agreement with Alicia Barker dated June 19, 2018 (previously filed as Exhibit 10.97 to Staffing 360’s Registration Statement on Form S-1, filed with the SEC on January 31, 2019).
10.43#	Severance Agreement with Christopher Lutzo (previously filed as Exhibit 10.98 to Staffing 360’s Registration Statement on Form S-1, filed with the SEC on January 31, 2019).
10.44	Waiver Agreement — Series A Preferred Stock (previously filed as Exhibit 10.99 to Staffing 360’s Registration Statement on Form S-1, filed with the SEC on January 31, 2019).
10.45#	First Amendment to 2016 Omnibus Incentive Plan (previously filed as Exhibit 10.100 to Staffing 360’s Registration Statement on Form S-1, filed with the SEC on January 31, 2019).
10.46

Amendment No. 11 to the Credit Agreement dated February 7, 2019 by and among Midcap Funding X Trust, Staffing 360 and certain subsidiaries of Staffing 360 (previously filed as Exhibit 10.101 to Staffing 360’s Annual Report on Form 10-K filed on March 25, 2019).

10.47

Third Omnibus Amendment and Reaffirmation Agreement dated February 7, 2019, by and among Jackson Investment Group LLC, Staffing 360 and certain subsidiaries of Staffing 360 (previously filed as Exhibit 10.102 to Staffing 360’s Annual Report on Form 10-K filed on March 25, 2019).

10.48

Underwriting Agreement, dated February 8, 2019, between Staffing 360 and ThinkEquity (previously filed as Exhibit 1.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on February 11, 2019.

10.49

Amendment Agreement, dated February 27, 2019, by and among Staffing 360 Georgia, LLC, firstPRO, Inc., firstPRO Georgia, LLC, April F. Nagel and Philip Nagel (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on March 5, 2019).

Exhibit No.	Description
10.50

Securities Purchase Agreement, dated July 29, 2019, by and between Staffing 360 Solutions, Inc. and the purchaser signatory thereto (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on March 5, 2019).

10.51

Placement Agency Agreement, dated July 29, 2019, by and between Staffing 360 and ThinkEquity (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on July 29, 2019).

10.52

Fourth Omnibus Amendment and Reaffirmation Agreement, dated August 29, 2019, by and among Staffing 360, certain subsidiaries of Staffing 360 and Jackson Investment Group, LLC (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on August 30, 2019).

10.53

18% Senior Secured Note, due December 31, 2019, issued on August 29, 2019, to Jackson Investment Group, LLC (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on August 30, 2019).

10.54

Third Amendment to Intercreditor Agreement, dated August 29, 2019, by and among Staffing 360, certain subsidiaries of Staffing 360, Jackson Investment Group, LLC and MidCap Funding X Trust (previously filed as Exhibit 10.3 to Staffing 360’s Current Report on Form 8-K filed with the SEC on August 30, 2019).

10.55

Amendment Agreement, dated as of September 11, 2019, by and among Monroe Staffing Services, LLC, Staffing 360 Solutions, Inc. and Pamela D. Whitaker (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on September 12, 2019).

10.56#

General Release and Severance Agreement, dated as of September 11, 2019, by and between Staffing 360 Solutions, Inc. and David Faiman (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on September 17, 2019).

10.57

Note between Monroe Staffing Services, LLC and Newton Federal Bank, dated May 12, 2020 (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on May 15, 2020).

10.58

Note among Key Resources Inc., Lighthouse Placement Services, LLC, Staffing 360 Georgia, LLC and Newton Federal Bank, dated May 20, 2020 (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on May 26, 2020).

10.59#	2020 Omnibus Incentive Plan (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on October 1, 2020)
10.60#	Form of Restricted Stock Award Agreement (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on October 1, 2020).
10.61#	Form of Incentive Stock Option Agreement (previously filed as Exhibit 10.7 to Staffing 360 Quarterly Report on Form 10-Q, filed with the SEC on November 10, 2020).
10.62#	Form of Nonqualified Stock Option Agreement (previously filed as Exhibit 10.4 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on October 1, 2020).
10.63

Asset Purchase Agreement, dated as of September 24, 2020, by and among Staffing 360 Solutions, Inc., Staffing 360 Georgia, LLC and FirstPro Recruitment, LLC (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on September 29, 2020).

10.64

Amendment No. 17, dated October 26, 2020, to Credit and Security Agreement with MidCap Funding IV Trusts (previously filed as Exhibit 10.4 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on October 27, 2020).

10.65

Amended and Restated Senior Secured 12% Promissory Note issued on October 26, 2020, to Jackson Investment Group, LLC (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on October 27, 2020).

10.66

Form of Securities Purchase Agreement, dated December 30, 2020, by and among Staffing 360 Solutions, Inc. and certain institutional and accredited investors (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on December 31, 2020).

10.67

Underwriting Agreement, dated December 23, 2020, between Staffing 360 Solutions, Inc. and H.C. Wainwright & Co., LLC (previously filed as Exhibit 1.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on December 28, 2020).

10.68

Engagement Letter, dated December 21, 2020, between Staffing 360 Solutions, Inc. and H.C. Wainwright & Co., LLC (previously filed as Exhibit 99.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on December 30, 2020

Exhibit No.	Description
10.69#

Employment Agreement, dated June 29, 2020, by and among Staffing 360 Solutions, Inc. and Khalid Anwar (previously filed as Exhibit 10.57 to Staffing 360’s Registration Statement on Form S-1, filed with the SEC on January 12, 2021).

10.70	Form of Securities Purchase Agreement (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on April 27, 2021).
10.71	Form of Registration Rights Agreement (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on April 27, 2021).
10.72	Exchange Agreement, dated May 6, 2021 (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on May 12, 2021).
10.73	Side Letter Agreement Regarding Amendment to NPA, dated May 6, 2021 (previously filed as Exhibit 10.2 to Staffing 360’s Form 8-K filed with the SEC on May 12, 2021).
10.74	Limited Waiver and Agreement Letter, dated May 6, 2021 (previously filed as Exhibit 10.3 to Staffing 360’s Current Report on Form 8-K filed with the SEC on May 12, 2021).
10.75	Form of Securities Purchase Agreement (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on July 23, 2021).
10.76	Limited Consent (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on July 23, 2021).
10.77	12% Senior Secured Note (previously filed as Exhibit 10.3 to Staffing 360’s Current Report on Form 8-K filed with the SEC on July 23, 2021).
10.78	Form of Securities Purchase Agreement (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on August 6, 2021).
10.79	Form of Securities Purchase Agreement (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on August 24, 2021).
10.80#

Employment Agreement, dated January 3, 2014, by and among Staffing 360 Solutions Limited (f/k/a Initio International Holdings Limited) and Brendan Flood (previously filed as Exhibit 10.11 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 7, 2014).

10.81#	2021 Omnibus Incentive Plan (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on October 15, 2021).
10.82#	Amendment to the 2021 Omnibus Incentive Plan (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on December 28, 2021).
10.83

Form of Securities Purchase Agreement, by and among Staffing 360 Solutions, Inc. and the purchasers thereto (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on November 3, 2021).

10.84

Form of Registration Rights Agreement, by and among Staffing 360 Solutions, Inc. and the purchasers thereto (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on November 3, 2021).

10.85	Amendment No. 20 to the Credit and Security Agreement, dated April 18, 2022 (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on April 20, 2022).
10.86

Limited Consent and Waiver to Second Amended and Restated Note Purchase Agreement, dated April 18, 2022 (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on April 20, 2022).

10.87

Form of Securities Purchase Agreement, by and among Staffing 360 Solutions, Inc. and the purchasers thereto (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on July 7, 2022).

10.88

Form of Registration Rights Agreement, by and among Staffing 360 Solutions, Inc. and the purchasers thereto (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on July 7, 2022).

10.89

Amendment No. 23 to the Credit and Security Agreement, dated September 26, 2022 (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on September 30, 2022)

10.90

Amendment No. 24 to the Credit and Security Agreement, dated September 29, 2022 (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on September 30, 2022).

Exhibit No.	Description
10.91

Limited Consent and Waiver to Second Amended and Restated Note Purchase Agreement, dated September 28, 2022 (previously filed as Exhibit 10.3 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on September 30, 2022).

10.92	Amendment No. 25 to the Credit and Security Agreement, dated October 13, 2022 (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on October 18, 2022).
10.93

Limited Consent to Second Amended and Restated Note Purchase Agreement, dated October 13, 2022 (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on October 18, 2022).

10.94	Amendment No. 26 to the Credit and Security Agreement, dated October 20, 2022 (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on October 25, 2022).
10.95

Limited Consent to Second Amended and Restated Note Purchase Agreement, dated October 21, 2022 (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on October 25, 2022).

10.96+

Third and Amended and Restated Note Purchase Agreement, dated October 27, 2022, by and between Staffing 360 and Jackson Investment Group, LLC (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on November 2, 2022).

10.97

Third Amended and Restated Senior Secured 12% Promissory Note issued on October 27, 2022 to Jackson Investment Group, LLC (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on November 2, 2022).

10.98+

Omnibus Amendment and Reaffirmation Agreement, dated October 27, 2022, by and between Staffing 360 Solutions, Inc. and Jackson Investment Group, LLC (previously filed as Exhibit 10.3 to Staffing 360’s Current Report on Form 8-K filed with the SEC on November 2, 2022).

10.99

Amendment No. 4, dated October 27, 2022, to Amended and Restated Warrant Agreement, by and between Staffing 360 Solutions, Inc. and Jackson Investment Group, LLC (previously filed as Exhibit 10.4 to Staffing 360’s Current Report on Form 8-K filed with the SEC on November 2, 2022).

10.100

Amendment No. 27 to the Credit and Security Agreement, dated October 27, 2022, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust (previously filed as Exhibit 10.5 to Staffing 360’s Current Report on Form 8-K filed with the SEC on November 2, 2022).

10.101

Fifth Amendment to Intercreditor Agreement, dated October 27, 2022, by and among Staffing 360 Solutions, Inc., Jackson Investment Group, LLC and MidCap Funding X Trust (previously filed as Exhibit 10.6 to Staffing 360’s Current Report on Form 8-K filed with the SEC on November 2, 2022).

10.102#

Employment Agreement, dated April 18, 2022, by and between Staffing 360 Solutions, Inc. and Joe Yelenic (previously filed as Exhibit 10.105 to Staffing 360’s Registration Statement on Form S-1 filed with the SEC on January 19, 2023).

10.103+	Form of Securities Purchase Agreement (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on February 10, 2023).
10.104

Amendment No. 1 to the Third Amended and Restated Note Purchase Agreement, dated June 30, 2023 (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on July 7, 2023).

10.105+

Letter Agreement, dated July 31, 2023, by and among Staffing 360, Chapel Hill Partners, L.P. and Jean-Pierre Sakey (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on August 4, 2023).

10.106

First Omnibus Amendment and Reaffirmation Agreement, dated August 30, 2023, by and between Staffing 360 Solutions, Inc. and Jackson Investment Group, LLC (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on September 1, 2023).

10.107

12% Senior Secured Promissory Note issued on August 30, 2023 to Jackson Investment Group, LLC (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K filed with the SEC on September 1, 2023).

10.108

Amendment No. 28 to the Credit and Security Agreement and Limited Waiver, dated August 30, 2023, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust (previously filed as Exhibit 10.3 to Staffing 360’s Current Report on Form 8-K filed with the SEC on September 1, 2023).

10.109

Sixth Amendment to Intercreditor Agreement, dated August 30, 2023, by and among Staffing 360 Solutions, Inc., Jackson Investment Group, LLC and MidCap Funding X Trust (previously filed as Exhibit 10.4 to Staffing 360’s Current Report on Form 8-K filed with the SEC on September 1, 2023).

10.110	Form of Inducement Letter (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on September 5, 2023).

Exhibit No.	Description
10.111#	Second Amendment to the Staffing 360 Solutions, Inc. 2021 Omnibus Incentive Plan (previously filed as Exhibit 3.1 to Staffing 360’s Current Report on Form 8-K filed with the SEC on December 28, 2023).
10.112#

Employment Agreement, dated October 26, 2023, by and between Staffing 360 and Melanie Grossman (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 12, 2024).

10.113

Second Omnibus Amendment and Reaffirmation Agreement, dated September 18, 2024, by and between Staffing 360 Solutions, Inc. and Jackson Investment Group, LLC (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on September 19, 2024).

10.114

Amendment No. 30 to the Credit and Security Agreement, effective as of September 18, 2024, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on September 19, 2024).

10.115

Amendment No. 31 to the Credit and Security Agreement, effective as of October 9, 2024, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on October 11, 2024).

10.116

Amendment No. 32 to the Credit and Security Agreement, effective as of December 5, 2024, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on December 9, 2024).

10.117

Amendment No. 33 to the Credit and Security Agreement, effective as of December 13, 2024, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on December 19, 2024).

10.118

Amendment No. 34 to the Credit and Security Agreement, effective as of December 20, 2024, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on December 27, 2024).

10.119

Amendment No. 35 to the Credit and Security Agreement, effective as of December 27, 2024, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 13, 2025).

10.120

Amendment No. 36 to the Credit and Security Agreement, effective as of January 3, 2025, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 13, 2024).

10.121

Amendment No. 37 to the Credit and Security Agreement, effective as of January 10, 2025, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust (previously filed as Exhibit 10.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 17, 2025).

10.122

Third Omnibus Amendment and Reaffirmation Agreement to the Note Documents, dated January 15, 2025, by and between Staffing 360 Solutions, Inc. and Jackson Investment Group, LLC (previously filed as Exhibit 10.2 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 17, 2025)

10.123#	Amended and Restated 2014 Equity Incentive Plan (previously filed as Exhibit 10.1 to Atlantic International’s Registration Statement on Form S-1 filed with the SEC on March 31, 2021).
10.124#	Atlantic International Corp. 2023 Equity Incentive Plan (previously filed as Annex B to Atlantic International’s Proxy Statement on Form 14A filed with the SEC on June 5, 2023).
10.125#	Asset Purchase Agreement dated as of May 29, 2023 (previously filed as Exhibit 10.1 to Atlantic International’s Current Report on Form 8-K filed with the SEC on May 31, 2023).
10.126

Consulting Agreement between Atlantic International Corp. and Robert Machinist (previously filed as Exhibit 10.2 to Atlantic International’s Current Report on Form 8-K filed with the SEC on June 25, 2024).

10.127#

Executive Employment Agreement between Atlantic International Corp. and Christopher Broderick (previously filed as Exhibit 10.3 to Atlantic International’s Current Report on Form 8-K filed with the SEC on June 25, 2024).

10.128#

Executive Employment Agreement between Atlantic International Corp. and Michael Tenore (previously filed as Exhibit 10.4 to Atlantic International’s Current Report on Form 8-K filed with the SEC on June 25, 2024).

10.129#

Executive Employment Agreement between Atlantic International Corp. and Jeffrey Jagid (previously filed as Exhibit 10.5 to Atlantic International’s Current Report on Form 8-K filed with the SEC on June 25, 2024).

Exhibit No.	Description
10.130#

Executive Employment Agreement between Atlantic International Corp. and Todd McNulty (previously filed as Exhibit 10.6 to Atlantic International’s Current Report on Form 8-K filed with the SEC on June 25, 2024).

10.131#

Executive Employment Agreement between Atlantic International Corp. and James Radvany (previously filed as Exhibit 10.7 to Atlantic International’s Current Report on Form 8-K filed with the SEC on June 25, 2024).

10.132#

Board of Directors Agreement (Chairman) between Atlantic International Corp. and Prateek Gattani dated as of April 15, 2024 (previously filed as Exhibit 10.8 to Atlantic International’s Current Report on Form 8-K filed with the SEC on June 25, 2024).

10.133#	Asset Purchase Agreement between SeqLL and SeqLL Omics, Inc. (previously filed as Exhibit 10.9 to Atlantic International’s Current Report on Form 8-K filed with the SEC on June 25, 2024).
10.134

Convertible Promissory Note dated June 20, 2024 issued by the Issuer to IDC Technologies Inc. (previously filed as Exhibit 10.10 to Atlantic International’s Current Report on Form 8-K filed with the SEC on June 25, 2024).

10.135	Ninth Amendment to ABL Credit Agreement and Forbearance Agreement (previously filed as Exhibit 10.1 to Atlantic International’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2024).
10.136	Tenth Amendment to Loan Agreement and Forbearance Agreement (previously filed as Exhibit 10.2 to Atlantic International’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2024).
10.137+

Amendment No. 1 to Convertible Promissory Note dated as of September 12, 2024 made by the issuer to IDC Technologies Inc. (previously filed as Exhibit 10.1 to Atlantic International’s Current Report on Form 8-K filed with the SEC on September 16, 2024).

16.1	Letter from BDO USA LLP to the SEC, dated August 31, 2022 (previously filed as exhibit 16.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on August 31, 2022).
16.2	Letter from Baker Tilly US, LLP to the SEC, dated January 12, 2024 (previously filed as Exhibit 16.1 to Staffing 360’s Current Report on Form 8-K, filed with the SEC on January 12, 2024).
21.1	Subsidiaries of Atlantic International (previously filed as Exhibit 22 to Atlantic International’s Annual Report on Form 10-K, filed with the SEC on April 10, 2024).
23.1**	Consent of Independent Registered Public Accounting Firm for Staffing 360 — Baker Tilly US, LLP.
23.2**	Consent of Independent Registered Public Accounting Firm for Staffing 360 — RBSM LLP.
23.3**	Consent of RBSM LLP for Lyneer Investments, LLC
23.4**	Consent of Davidoff Hutcher and Citron (included in Exhibit 5.1).
24.1	Power of Attorney (included on signature page to the initial filing of this registration statement).
99.1*	Form of Proxy Card for the Special Meeting of Staffing 360.
101.INS**	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document).
101.SCH**	Inline XBRL Taxonomy Extension Schema Document.
101.CAL**	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF**	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB**	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE**	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104**	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
107**	Filing Fee Table

____________

*        Filed herewith.

**      Previously filed.

#        Management contract or compensatory plan or arrangement.

++      The schedules and exhibits to the Agreement and Plan of Merger and Reorganization have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

+        Portions of this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Atlantic International will furnish copies of any omitted exhibits and schedules to the SEC upon its request; provided, that Atlantic International may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

(b)    Financial Statement Schedules:    All schedules are omitted because the required information is inapplicable or the information was previously presented in the financial statements and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 24th day of January, 2025.

ATLANTIC INTERNATIONAL CORP.
By:	/s/ Jeffrey Jagid
Name:	Jeffrey Jagid
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Jeffrey Jagid	Chief Executive Officer (Principal Executive Officer) and Director	January 24, 2025
Jeffrey Jagid
*	Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)	January 24, 2025
Christopher Broderick
*	Chairman and Director	January 24, 2025
Prateek Gattani
*	Vice Chairman and Director	January 24, 2025
Robert B. Machinist
*	Director	January 24, 2025
Jeff Kurtz
*	Director	January 24, 2025
David Pfeffer
*	Director	January 24, 2025
David Solimine
*By:	/s/ Jeffrey Jagid
Name:	Jeffrey Jagid
Title:	Attorney-in-fact	January 24, 2025